UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

Longs Drug Stores Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8978	68-0048627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 North Civic Drive Walnut Creek, California	94596
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 937-1170

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

(a) On November 14, 2007 Longs Drug Stores Corporation issued a news release regarding its preliminary third quarter fiscal 2008 financial results and its fourth quarter and fiscal 2008 management outlook. The full text of the news release is furnished as an exhibit hereto and incorporated by reference herein. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is being furnished as part of this Form 8-K:

Number	Exhibit

99.1	News Release of Longs Drug Stores Corporation dated November 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2007	LONGS DRUG STORES CORPORATION
(Registrant)

	By:	/s/ Roger L. Chelemedos
	Name:	Roger L. Chelemedos
	Its:	Senior Vice President - Finance
Controller and Treasurer